                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JULY          YEAR: 2002

                                        1/31/02       2/28/02      3/31/02       4/30/02         5/31/02      6/30/02     7/31/02
               MONTH                    Revised                    Revised       Revised
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                       $1,059,266   $1,059,266   $ 1,087,139   $  1,076,963   $  1,059,266  $  617,525   $  938,666
INCOME BEFORE INT. DEPREC./TAX (MOR-6) $  584,521   $  781,134   $   786,914   $    765,999   $    750,049  $  326,174   $  610,556
NET INCOME (LOSS) (MOR-6)              $  (61,844)  $   80,692   $   140,569   $    101,602   $    103,679  $ (338,175)  $  (35,773)
PAYMENTS TO INSIDERS (MOR-9)           $       --   $       --   $        --   $         --   $         --  $       --   $       --
PAYMENTS TO PROFESSIONALS (MOR-9)      $       --   $       --   $        --   $         --   $         --  $       --   $       --
TOTAL DISBURSEMENTS (MOR-7)(1)         $2,043,090   $1,041,816   $   298,056   $  1,479,491   $  1,387,906  $  186,246   $1,019,169
(1) Excludes intercompany transfers
  as follows:                          $  924,751   $       --   $   981,639   $    647,602   $         --  $1,102,126   $  746,935

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         8/19/02
                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.

 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through  Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.


                                                                    Page 4 of 14
                                                                         8/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $500 million combined              FM Global,            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       Munich Re:, et. al.                        Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/03   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/04    Various
      Depositor's Forgery       Agreement.  Ded. $25,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/03    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs


      ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JULY 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $     808              $       -                 $     139
        Trade accounts receivable, net              -                   63,159                     65                     2,912
        Other Receivables                           -                      500                      -                     3,048
        Due from affiliates                     1,375                   25,754                 13,785                         -
        Inventories                                 -                   30,182                      -                     7,926
        Prepaid expenses                           33                    4,422                      -                        92
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  124,825                 13,850                    14,117

Property, plant and equipment, net                  -                  117,553                  2,699                     5,835
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,332                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   33,798                      -                     1,185
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 372,411              $  21,881                 $  21,137
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 219                  170,644                  1,298                     7,220
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   43,548                      -                    10,956
        Secured - Other                                                    410
        Unsecured debt                        186,538                  258,981                  1,110                    70,859
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,088)                 (61,124)                 4,139                   (10,868)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,720)                (511,963)                19,473                  (140,923)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,720)                (514,500)                19,473                  (140,923)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 372,411              $  21,881                 $  21,137
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $     170           $       -           $     212
        Trade accounts receivable, net             -                      2,372               1,076               4,678
        Other Receivables                          -                      4,406                   -                   -
        Due from affiliates                    3,467                     58,291                 676               8,733
        Inventories                                -                          -                 117               1,609
        Prepaid expenses                           -                          -                   -                   1
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,467                     65,239               1,869              15,233

Property, plant and equipment, net                 -                          -                   -              41,446
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,451                   -
Other assets                                   2,524                      2,208                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  5,991                  $ 363,258           $   3,320           $  56,679
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 86                     24,650                 799               1,542
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          700                     12,857                   -                   -
        Secured - Other
        Unsecured debt                         1,123                    265,052                 170              62,343
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,451
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date      (349)                       745                (792)            (10,175)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                                 430                     (6,453)              2,351              (7,206)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       430                     (6,453)              2,351              (7,206)

TOTAL LIABILITIES AND EQUITY                $  5,991                  $ 363,258           $   3,320           $  56,679
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,330
        Trade accounts receivable, net              -                 74,262
        Other Receivables                           -                  7,954
        Due from affiliates                  (112,357)                  (276)
        Inventories                                 -                 39,834
        Prepaid expenses                            -                  4,548
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (112,357)               127,652

Property, plant and equipment, net                  -                167,533
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,832
Investments in Subs                          (381,604)                45,453
Other assets                                       (1)                40,579
                                            --------------------------------

TOTAL ASSETS                                $(493,962)             $ 388,049
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (47,094)               159,364
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (11,656)                56,405
        Secured - Other                                                  410
        Unsecured debt                       (133,138)               713,038
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,180)              (546,055)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (79,512)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,181)              (861,192)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,181)              (863,729)

TOTAL LIABILITIES AND EQUITY                $(493,962)            $  388,049
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                       -------------------------------------------------------------------------------------------
                                           Jan-2002     Feb-2002    Mar-2002     Apr-2002     May-2002     Jun-2002      Jul-2002
                                       -------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $     440     $    656   $     326    $     305   $      596   $      218    $      272
ROYALTY AND REVENUE PAYABLE                                                                         --           --            --
NOTES PAYABLE - INSURANCE                    19,409       19,409      19,409       19,409       19,409       19,409        19,409
TAX PAYABLE:                                                                                        --           --            --
    Federal Payroll Taxes                                                                           --           --            --
    State Payroll & Sales                                                                           --           --            --
    Ad Valorem Taxes                                                                                --           --            --
    Other Taxes                                  35           13   $      12           24           18            8            14
TOTAL TAXES PAYABLE                       $      35           13          12    $      24   $       18   $        8     $      14
SECURED DEBT POST-PETITION                                                                          --           --            --
ACCRUED INTEREST PAYABLE                                                                            --           --            --
*ACCRUED PROFESSIONAL FEES:                                                                         --           --            --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs           130         150         170           50           70           90           110
  2.  Lease Operating Expenses/Capital                                                              --           --            --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $   20,014    $ 20,228   $  19,917    $  19,787   $   20,093   $   19,725     $  19,804
====================================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH       JULY  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $159,364    $ 149,287    $      --   $       415   $     4,816   $       4,846

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $159,364    $ 149,287    $      --   $       415   $     4,816   $       4,846
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 59,395    $ 59,395     $     --   $     --   $     --   $     --

        31-60           122         122           --         --         --         --

        61-90           859         859           --         --         --         --

        91 +         28,749      28,749           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 89,125    $ 89,125     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING JULY 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       31,375,535    $          212,365    $        1,861,900
TOTAL COST OF REVENUES                                         --            28,776,747               212,365             2,239,380
GROSS PROFIT                                   $               --    $        2,598,788    $               --    $         (377,480)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           41,359    $          995,615    $               --    $          136,196
  Insiders Compensation                                        --                    --                    --                    --
  Professional Fees                                            --             1,574,317                    --                    --
  Other (Earnings in Joint Venture)                            --               433,509               (50,511)                   --

TOTAL OPERATING EXPENSE                        $           41,359    $        3,003,441    $          (50,511)   $          136,196
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (41,359)   $         (404,653)   $           50,511    $         (513,676)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,545,388                    --               614,434
DEPRECIATION                                                   --             1,959,389                    --                47,662
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,504,777    $               --    $          662,096
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (41,359)   $       (4,909,430)   $           50,511    $       (1,175,772)
INCOME TAXES                                                   --                    --                 2,385                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (41,359)   $       (4,909,430)   $           48,126    $       (1,175,772)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          938,666   $          578,568
TOTAL COST OF REVENUES                                          --                75,015              695,045
GROSS PROFIT                                    $           83,333    $          863,651   $         (116,477)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $           10,652    $          253,095   $          (96,072)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $           10,652    $          253,095   $          (96,072)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           72,681    $          610,556   $          (20,405)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,534                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,329   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           12,016    $          (35,773)  $          (20,405)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           12,016    $          (35,773)  $          (20,405)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,407,217   $         (83,333)    $      38,374,251
TOTAL COST OF REVENUES                                       2,326,294             (83,333)           34,241,513
GROSS PROFIT                                        $        1,080,923   $              --     $       4,132,738
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          625,505   $        (558,910)            1,407,440
  Insiders Compensation                                             --                  --                    --
  Professional Fees                                                 --                  --             1,574,317
  Other (Earnings in Joint Venture)                                 --                  --               382,998

TOTAL OPERATING EXPENSE                             $          625,505   $        (558,910)    $       3,364,755
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          455,418   $         558,910               767,983
INTEREST EXPENSE (includes amort of debt fees)                      --             558,910             3,916,931
DEPRECIATION                                                   325,962                  --             2,841,808
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          325,962   $         558,910     $       6,758,739
=================================================================================================================
NET INCOME BEFORE TAXES                             $          129,456   $              --     $      (5,990,756)
INCOME TAXES                                                        --                  --                 2,385
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          129,456   $              --     $      (5,993,141)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND
   DISBURSEMENTS                                      Jan-02          Feb-02         Mar-02
-----------------------------------------------    ------------    ------------   ------------
1.  CASH-BEGINNING OF MONTH                        $     19,490    $    (45,956)  $    (13,573)
RECEIPTS:
2.  CASH SALES                                                       $              $
3.  COLLECTION OF ACCOUNTS RECEIVABLE                 1,978,631         969,180        242,792
4.  LOANS & ADVANCES (attach list)
5.  SALE OF ASSETS
6.  OTHER (attach list)                                 923,764         105,019      1,063,679
TOTAL RECEIPTS                                     $  2,902,395    $  1,074,199   $  1,306,464
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                                                              N/A

DISBURSEMENTS:
7.  NET PAYROLL                                                                   $
8.  PAYROLL TAXES PAID
9.  SALES, USE & OTHER TAXES PAID                         7,707          35,293         13,458
10. SECURED/RENTAL/LEASES
11. UTILITIES                                                --
12. INSURANCE                                                --
13. INVENTORY PURCHASES                                      --
14. VEHICLE EXPENSES                                         --
15. TRAVEL & ENTERTAINMENT                                   --
16. REPAIRS, MAINTENANCE & SUPPLIES                          --
17. ADMINISTRATIVE & SELLING                            143,435           9,970        137,451
18. OTHER (attach list)                               2,816,699         996,552      1,128,786

TOTAL DISBURSEMENTS FROM OPERATIONS                $  2,967,841    $  1,041,816   $  1,279,695
19. PROFESSIONAL FEES                                                             $         --
20. U.S. TRUSTEE FEES                                                                       --
21. OTHER REORGANIZATION EXPENSES (attach list)                                             --
TOTAL DISBURSEMENTS                                $  2,967,841    $  1,041,816   $  1,279,695
22. NET CASH FLOW                                  $    (65,446)   $     32,383   $     26,769
23. CASH - END OF MONTH (MOR-2)                    $    (45,956)   $    (13,573)  $     13,196


   CASH RECEIPTS AND                                                                                          FILING TO
   DISBURSEMENTS                                     Apr-02         May-02         Jun-02         Jul-02         DATE
-----------------------------------------------   ------------   ------------   ------------   ------------  ------------
1.  CASH-BEGINNING OF MONTH                       $     13,196   $    164,030   $     58,277   $    148,432  $    271,082
RECEIPTS:
2.  CASH SALES                                    $         --   $         --   $         --   $  1,156,999  $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                1,531,316      1,188,084        139,297                   14,323,769
4.  LOANS & ADVANCES (attach list)                                                                                     --
5.  SALE OF ASSETS                                                                                                     --
6.  OTHER (attach list)                                746,611         94,069      1,239,230        630,984    28,725,098
TOTAL RECEIPTS                                    $  2,277,927   $  1,282,153   $  1,378,527   $  1,787,983  $ 43,048,867
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                              N/A            N/A            N/A                          N/A

DISBURSEMENTS:
7.  NET PAYROLL                                   $         --   $         --   $         --     $           $         --
8.  PAYROLL TAXES PAID                                                                                                 --
9.  SALES, USE & OTHER TAXES PAID                       12,292         23,843         17,807          8,165       260,782
10. SECURED/RENTAL/LEASES                                                                 --                           --
11. UTILITIES                                                                                                          --
12. INSURANCE                                                                                                          --
13. INVENTORY PURCHASES                                                                                                --
14. VEHICLE EXPENSES                                                                                                   --
15. TRAVEL & ENTERTAINMENT                                                                                             --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    --
17. ADMINISTRATIVE & SELLING                           177,328                       151,494         22,860       998,448
18. OTHER (attach list)                              1,937,473      1,364,063      1,119,071      1,735,079    41,890,408

TOTAL DISBURSEMENTS FROM OPERATIONS               $  2,127,093   $  1,387,906   $  1,288,372   $  1,766,104  $ 43,149,638
19. PROFESSIONAL FEES                             $         --   $         --   $         --                 $         --
20. U.S. TRUSTEE FEES                                       --             --             --                           --
21. OTHER REORGANIZATION EXPENSES (attach list)             --             --             --                           --
TOTAL DISBURSEMENTS                               $  2,127,093   $  1,387,906   $  1,288,372   $  1,766,104  $ 43,149,638
22. NET CASH FLOW                                 $    150,833   $   (105,753)  $     90,155   $     21,880  $   (100,770)
23. CASH - END OF MONTH (MOR-2)                   $    164,030   $     58,277   $    148,432   $    170,312  $    170,312


        MOR-7

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                    Jan-02       Feb-02          Mar-02          Apr-02
-----------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                     13           19    $         33     $         9
       401(k) Plan Refund                                                  --
       Cobra Insurance Payment                                             --
       Miscellaneous                                                       --
       Advance from Parent company - Sterling Chemicals                    --      105,000                          99,000
       Loan Advance from a subsidiary - Sterling NRO                       --                                           --
       Return of investment from SPCUS                                     --                                       88,741
       Rec'd in error, to be returned in Sep 01 SPC Ltd                    --
       cash receipts re Inter company AR                              923,751                    1,063,639         558,861
       rec'd in error and to be returned in Nov 01.                        --

   TOTAL OTHER RECEIPTS                                           $   923,764  $   105,019    $  1,063,672     $   746,611
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                    --
       Capital Expenditures                                                --
       Interest Payment                                                    --
       Pre-petition checks voided in current period                        --
       Advance to Parent company - Sterling Chemicals                 119,811                      949,787         351,178
       cash disbursements re Inter company AP                         440,050                       31,852         296,424
       CIT revolver cash sweep                                      1,891,948      996,552         147,147       1,289,871
       Capital contribution to SPCUS                                  364,890
   TOTAL OTHER DISBURSEMENTS                                      $ 2,816,699  $   996,552    $  1,128,786     $ 1,937,473

   OTHER CASH RECEIPTS AND                                                                                       FILING TO
   DISBURSEMENTS:                                                    May-02       Jun-02        Jul-02                DATE
--------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $        8            57           49       $      1,686
       401(k) Plan Refund                                                                                               --
       Cobra Insurance Payment                                                                                          --
       Miscellaneous                                                   2,061            48                           6,031
       Advance from Parent company - Sterling Chemicals               92,000       137,000       10,000            443,000
       Loan Advance from a subsidiary - Sterling NRO                                                            19,409,155
       Return of investment from SPCUS                                                                           1,659,140
       Rec'd in error, to be returned in Sep 01 SPC Ltd                                                                 --
       cash receipts re Inter company AR                                         1,102,125      620,935          6,971,428
       rec'd in error and to be returned in Nov 01.                                                                234,658

   TOTAL OTHER RECEIPTS                                           $   94,069    $1,239,230   $  630,984       $ 28,725,098
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                                                 --
       Capital Expenditures                                                                                             --
       Interest Payment                                                                                                 --
       Pre-petition checks voided in current period                                                                     --
       Advance to Parent company - Sterling Chemicals                              604,865      515,042         27,733,189
       cash disbursements re Inter company AP                                      497,261      231,893          2,844,213
       CIT revolver cash sweep                                     1,364,063        16,945      988,144         10,879,763
       Capital contribution to SPCUS                                                                               433,243
   TOTAL OTHER DISBURSEMENTS                                      $1,364,063    $1,119,071   $1,735,079       $ 41,890,408


                           MOR-7 ATTACHMENT

CASE NAME:  STERLING CANADA, INC.                 CASE NUMBER:  01-37810-H4-11

                                MONTH OF JULY 2002

                                               Bank One      Chase Manhattan   Chase Manhattan         CIBC
  CASH RECEIPTS AND                            5561841         001-00526970      001-03317054        77-01713
  DISBURSEMENTS                                Lock Box          General           Checking          Checking           Total
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                        1,000               100           118,390            28,943           148,433
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE            924,168           176,137                              56,694         1,156,999

  4.  LOANS & ADVANCES (attach list)                                                                                            --

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                               --                --           630,935                49           630,984
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   924,168           176,137           630,935            56,743         1,787,983
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --                --

  8.  PAYROLL TAXES PAID                                                                                                        --

  9.  SALES, USE & OTHER TAXES PAID                                                        161             8,004             8,165

  10. SECURED/RENTAL/LEASES                                                                                                     --

  11. UTILITIES                                                                                                                 --

  12. INSURANCE                                                                                                                 --

  13. INVENTORY PURCHASES                                                                                                       --

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                    --

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                           --

  17. ADMINISTRATIVE & SELLING                                                          16,238             6,622            22,860

  18. OTHER (attach list)                          858,360           129,784           746,935                --         1,735,079
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              858,360           129,784           763,334            14,626         1,766,104
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --                --

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              858,360           129,784           763,334            14,626         1,766,104
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                 65,808            46,354          (132,399)           42,117            21,879

  23. CASH - END OF MONTH (MOR-2)                   66,808            46,454           (14,009)           71,060           170,312

MOR-7

                    *  Applies to Individual debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

                                MONTH OF JULY 2002

                                                                                       Chase             Chase
                                                                     Bank One        Manhatten         Manhatten
   OTHER CASH RECEIPTS AND                                           5561841        001-00526970      001-03317054
   DISBURSEMENTS:                                                    Lock Box         General           Checking
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         --      $        --        $       --
       401(k) Plan Refund
       Advance from Parent company - Sterling Chemicals                                                    10,000
       Miscellaneous
       Transfer Between Accounts
       Loan Advance from a subsidiary - Sterling NRO                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.
       Return of investment from SPCUS
       cash receipts re Inter company AR                                                                  620,935
       rec'd in error and to be returned in Oct 01.

   TOTAL OTHER RECEIPTS                                           $         --      $        --        $  630,935
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                               --
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                                                     515,042
       cash disbursements re Inter company AP                                                             231,893
       CIT revolver cash sweep                                         858,360          129,784
       Capital contribution to SPCUS
   TOTAL OTHER DISBURSEMENTS                                      $    858,360      $   129,784         $  746,935


                                                                     CIBC
   OTHER CASH RECEIPTS AND                                         77-01713
   DISBURSEMENTS:                                                  Checking                               Total
---------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $        49                         $        49
       401(k) Plan Refund                                                                                      --
       Advance from Parent company - Sterling Chemicals                                                    10,000
       Miscellaneous                                                                                           --
       Transfer Between Accounts                                                                               48
       Loan Advance from a subsidiary - Sterling NRO                                                           --
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                         --
       Return of investment from SPCUS                                                                         --
       cash receipts re Inter company AR                                                                  620,935
       rec'd in error and to be returned in Oct 01.                                                            --

   TOTAL OTHER RECEIPTS                                            $       49                         $   630,984
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                               --
       Capital Expenditures                                                                                    --
       Interest Payment                                                                                        --
       Pre-petition checks voided in current period                                                            --
       Advance to Parent company - Sterling Chemicals                      --                             515,042
       cash disbursements re Inter company AP                              --                             231,893
       CIT revolver cash sweep                                                                            988,144
       Capital contribution to SPCUS                                                                           --
   TOTAL OTHER DISBURSEMENTS                                       $       --                         $ 1,735,079




                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                               MONTH OF JULY 2002

BANK NAME                      Bank One    Chase Manhattan  Chase Manhattan                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking        TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------   ------------
BANK BALANCE                 $     66,808   $     46,454     $        783    $    114,045   $  71,059   $    185,104
DEPOSIT IN TRANSIT                                                                                 --             --
OUTSTANDING CHECKS                                                (14,792)        (14,792)                   (14,792)
ADJUSTED BANK BALANCE        $     66,808   $     46,454     $    (14,009)   $     99,253   $  71,059   $    170,312
BEGINNING CASH - PER BOOKS   $      1,000   $        100     $    118,390    $    119,490   $  28,943   $    148,433
RECEIPTS                          924,168        176,137          630,935       1,731,241      56,743      1,787,984
TRANSFERS BETWEEN ACCOUNTS                                             --              --          --             --
(WITHDRAWAL)CONTRIBUTION-                                                                                         --
BY INDIVIDUAL DEBTOR MFR-2                                                                                        --
CHECKS/OTHER DISBURSEMENTS       (858,360)      (129,784)        (763,334)     (1,751,478)    (14,627)  $ (1,766,105)
ENDING CASH - PER BOOKS      $     66,808    $    46,454     $    (14,009)   $     99,253   $  71,059   $    170,312

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION      Jan-2002     Feb-2002   Mar-2002     Apr-2002     May-2002     Jun-2002    Jul-2002     FILING TO
        /COMP TYPE (2)                                                                                                    DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                             $      --    $      --   $      --  $      --    $      --    $      --    $      --    $   --
2.                                    --           --          --         --           --           --           --        --
3.                                    --           --          --         --           --           --           --        --
4.                                    --           --          --         --           --           --           --        --
5.                                    --           --          --         --           --           --           --        --
6.                                    --           --          --         --           --           --           --        --
7.                                    --           --          --         --           --           --           --        --
8.                                    --           --          --         --           --           --           --        --
9.                                    --           --          --         --           --           --           --        --
TOTAL INSIDERS (MOR-1)         $      --    $      --   $      --  $      --    $      --    $      --    $      --    $   --

      PROFESSIONALS             Jan-2002     Feb-2002    Mar-2002     Apr-2002    May-2002    Jun-2002     Jul-2002     FILING TO
     NAME/ORDER DATE                                                                                                      DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                             $      --    $      --   $      --   $    --     $      --    $      --    $      --    $    --
2.                                    --           --          --        --            --           --           --         --
3.                                    --           --          --        --            --           --           --         --
4.                                    --           --          --        --            --           --           --         --
5.                                    --           --          --        --            --           --           --         --
6.                                    --           --          --        --            --           --           --         --
TOTAL PROFESSIONALS (MOR-1)    $      --    $      --   $      --   $    --     $      --    $      --    $      --    $    --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9